Exhibit 99.1

NextPlay’s NextBank Secures $200,000,000 Revolving Credit Line Facility

Positions Bank for Scaling Online Banking and Loan Processing Businesses

SUNRISE, FL, October 11, 2022 - NextPlay Technologies, Inc. (Nasdaq: NXTP), a digital native ecosystem for finance, digital advertisers, and video gamers, announced today that NextBank International, Inc. (“NextBank”), the international banking unit of NextPlay’s fintech division, has signed a Loan and Security Agreement with Savi Capital Partners, a Delaware Limited Liability Company, for a $200,000,000 revolving line of credit facility with maturity set for May 31, 2027.

Todd Bonner, chairman of the board of directors of NextPlay Technologies and head of the company’s fintech division stated: “We are pleased to complete this credit facility with Savi Capital, which illustrates our ability to access alternative forms of capital, providing us with further financial flexibility to grow NextBank’s business lines. We remain committed to scaling our online banking, growing our customer base and footprint, and expanding our loan processing and servicing businesses. We are executing against our strategic objectives.”

Under the terms of the agreement, maximum loan amounts available for NextBank draw down and use are:

(a)	from November 15, 2022, through December 14, 2022, $30,000,000
(b)	from December 15, 2022, through January 14, 2023, $70,000,000
(c)	from January 15, 2023, through February 14, 2023, $100,000,000
(d)	from February 15, 2023, through March 14, 2023, $150,000,000
(e)	from March 15, 2023, through Maturity May 31, 2027, up to the full commitment amount of $200,000,000

Proceeds drawn from the revolving line of credit facility by NextBank will be used to fund loans secured by domestic US commercial real estate properties in accordance with underwriting guidelines established by NextBank. These loans will generate interest spread and fee income, increasing the bank’s loan portfolio, and are expected to favorably impact revenues and cashflows at the bank.

Nithinan Boonyawattanapisut, NextPlay’s principal executive officer added: “We are appreciative that Savi Capital Partners selected NextBank as a partner and extended the ability of the bank to greatly expand and diversify its loan portfolio. NextBank is seeing considerable growth in its deposit portfolio, and I expect that to accelerate in terms of absolute dollars. The Bank has a backlog of corporate depositors in the ‘Know Your Customer’ and ‘Anti-Money Laundering’ Compliance Review process for onboarding. This $200 million line of credit, combined with NextBank’s growth in customer deposits, should have a material impact on the bank’s yielding asset portfolio over the next three quarters. We are targeting between US $100 million and $150 million in deposits and US $200 million in credit availability by the end of the company’s fiscal 4Q, which, combined, should result in a profitable operation overall. This growth and outlook are attracting investors and other strategic partners to NextPlay’s fintech division, and we are actively vetting partners and investors.

“Additionally, we plan to deploy NextBank’s B to C service and begin global marketing for that in the spring of 2023.”

“I would also like to recognize our NextFintech division executive team navigating a way to grow NextPlay’s portfolio during this difficult market, better vectoring the company to achieve profitability.”

Further information regarding the $200,000,000 Revolving Credit Note can be found on Form 8-K and the company’s filings with the Securities and Exchange Commission (SEC), available at www.sec.gov.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, and crypto-banking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; current regulation governing digital currency activity is often unclear and is evolving; our and ABCC’s ability to secure all necessary regulatory approvals to expand the partnership to its fullest, and intended, potential; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness, which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries, which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital, which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by fourth parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

NextPlay Technologies, Inc.

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com